EXHIBIT 10.8






                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

                  THIS REGISTRATION RIGHTS AGREEMENT, by and between Augment Systems Incorporated, a Delaware corporation (the "Company"), and the person whose name appears on the signature page attached hereto (individually a "Holder" and collectively, with the holders of other Units issued in the private placement offering, (the "Holders").

                  WHEREAS,  pursuant  to a  subscription  agreement  between the
Company and the Holders (the "Subscription Agreement"), in connection with the proposed private placement (the "Private Placement") of the Company's $50,000 units ("Units"), each Unit comprised of (i) 15,842 shares of common stock ("Common Stock") of the Company (the "Unit Shares") and (ii) a 10% secured convertible promissory note in the principal amount of $38,595 (the "Notes"); and

                  WHEREAS, the principal and accrued interest of the Notes may be converted into Common Stock under certain circumstances (the "Conversion Shares"); and

                  WHEREAS, pursuant to the terms of and in order to induce the Holders to enter into the Subscription Agreement, the Company and the Holders have agreed to enter into this Agreement; and

                  WHEREAS, it is intended by the Company and the Holders that this Agreement shall become effective immediately upon the acquisition by the Holders of the Notes.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company hereby agrees as follows:

                  1. Piggyback Registration. If the Company at any time proposes to register any of its securities under the Securities Act of 1933, as amended (the "1933 Act"), including its contemplated initial public offering (other than pursuant to Form S-8 or other comparable form), the Company shall use its best efforts to include the Unit Shares and the Conversion Shares (collectively referred to as the "Registerable Securities"), in such registration. The Company shall at such time give prompt written notice to all Holders of its intention to effect such registration and of such Holders' rights under such proposed registration, and upon the request of any Holder delivered to the Company within twenty (20) days after giving of such notice (which request shall specify the Registerable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company shall include such Registerable Securities held by each such Holder requested to be included in such registration; provided, however, that if, at any time after giving such written notice of the Company's intention to register any of the Holder's Registerable Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay the registration of such Registerable Securities, the Company may give written notice of such determination to each Holder and thereupon shall be relieved of its obligation to register any Registerable Securities issued or issuable in connection with such registration (but not from its obligation to pay registration expenses in connection therewith or to register the Registerable Securities in a subsequent registration); and in the case of a determination to delay a registration shall thereupon be permitted to delay registering any Registerable Securities for the same period as the delay in respect of securities being registered for the Company's own account, provided however, that no such delay may exceed thirty days after written notice has been sent to the Holder. Notwithstanding any other provisions of this Agreement, the Holder shall not be required to request that his Registrable Securities be included in the registration of securities by the Company in connection with its initial public offering.

                  2. Option to Include Registrable Securities in Offering. Notwithstanding anything contained in Section 1 of this Agreement, the Company shall not be required to include any of the Holders' Registerable Securities in an underwritten offering of the Company's securities unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided such terms are usual and customary for selling stockholders) and the Holders agree to execute and/or deliver such documents in connection with such registration as the Company or the managing underwriter may reasonably request. Nothing contained herein however, shall require any Holder to execute an agreement to refrain from selling the Registerable Securities for more than a period of twelve months from the effective date of a Registration Statement.

                  3. Mandatory Registration. In the event the Holders have not had all of their Registerable Securities registered in connection with a registration statement pursuant to Sections 1 and 2 hereof, the Company shall effect the registration of all remaining Registerable Securities as soon as practicable, but not later than 365 days after the effective date of such registration statement; provided, however, that such period may be extended or delayed by the Company for one period of up to 30 days if, upon the advice of counsel at the time such registration is required to be filed, or at the time the Company is required to exercise its best efforts to cause such registration statement to become effective, such delay is advisable and in the best interests of the Company because of the existence of non-public material information, or to allow the Company to complete any pending audit of its financial statements.

                  4. Cooperation with Company. Holders will cooperate with the Company in all respects in connection with this Agreement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registerable Securities.

                  5. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to use its best efforts to effect the registration of any of the Registerable Securities under the 1933 Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

                         a.  prepare and file with the  Securities  and Exchange
Commission (the "Commission") a registration statement and shall use its best efforts to cause such registration statement to become effective and remain effective until all the Registerable Securities are sold or become capable of being publicly sold without registration under the 1933 Act.

                         b. prepare and file with the Commission such amendments
and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder or Holders of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 of the Commission);

                         c.  furnish to each Holder such  numbers of copies of a
summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the 1933 Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

                         d. use its best  efforts to  register  and  qualify the
securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

                         e. use its best efforts to list such  securities on any
securities exchange on which any securities of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange;

                         f.  enter into and  perform  its  obligations  under an
underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

                         g.  notify  each  Holder  of  Registerable   Securities
covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                         h.  furnish,  at the  request of any Holder on the date
such Registerable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registerable Securities are not being sold through underwriters, on the date the registration statement with respect to such Registerable Securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and to the Holder making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the Holder of such Registerable Securities may reasonably request and are customarily included in such an opinion and (ii) letters, dated, respectively, (1) the effective date of the registration statement and (2) the date such Registerable Securities are delivered to the underwriters, if any, for sale pursuant to such registration from a firm of independent certified public accountants of recognized standing selected by the Company, addressed to the underwriters, if any, and to the Holder making such request, covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as the Holder of such Registerable Securities may reasonably request and are customarily included in such letters; and

                         i.  take  such  other  actions  as shall be  reasonably
requested by any Holder to facilitate the registration and sale of the Registerable Securities; provided, however, that the Company shall not be obligated to take any actions not specifically required elsewhere herein which in the aggregate would cost in excess of $5,000.

                  6. Restrictions on Transfer of Registerable Securities. The Holder agrees that he will not sell or transfer any of the Registerable Securities for a period of twelve months from the Effective Date of any registration statement in which such Registrable Securities are included without the prior written consent of Rickel & Associates, Inc.

                  7. Expenses. All expenses incurred in any registration of the Holders' Registerable Securities under this Agreement shall be paid by the Company, including, without limitation, printing expenses, fees and disbursements of counsel for the Company, expenses of any audits to which the Company shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration, all registration and filing fees for the Holders' Registerable Securities under federal and State securities laws, and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 5(h)(i); provided, however, the Company shall not be liable for (a) any discounts or commissions to any underwriter; (b) any stock transfer taxes incurred with respect to Registerable Securities sold in the Offering or (c) the fees and expenses of counsel for any Holder.

                  8. Indemnification. In the event any Registerable Securities are included in a registration statement pursuant to this Agreement:

                         a. Company  Indemnity.  Without limitation of any other
indemnity provided to any Holder, either in connection with the Offering or otherwise, to the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the affiliates, officers, directors and partners of each Holder, any underwriter (as defined in the 1933 Act) for such Holder, and each person, if any, who controls such Holder or underwriter (within the meaning of the 1933 Act or the Securities Exchange Act of 1934 (the "Exchange Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, (iii) any violation or alleged violation by the Company of the 1933 Act, the Exchange Act, or (iv) any state securities law or any rule or regulation promulgated under the 1933 Act, the Exchange Act or any state securities law, and the Company shall reimburse each such Holder, affiliate, officer or director or partner, underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any Holder in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder or any other officer, director or controlling person thereof.

                         b. Holder  Indemnity.  Each Holder shall  indemnify and
hold harmless the Company, its affiliates, its counsel, officers, directors, shareholders and representatives, any underwriter (as defined in the 1933 Act) and each person, if any, who controls the Company or the underwriter (within the meaning of the 1933 Act or liabilities (joint or several) to which they may become subject under the 1933 Act, the Exchange Act or any state securities law, and the Holder shall reimburse the Company, affiliate, officer or director or partner, underwriter or controlling person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; insofar as such losses, claims, damages or liabilities (or actions and respect thereof) arise out of or are based upon any statements or information provided by such Holder to the Company in connection with the offer or sale of Registerable Securities.

                         c. Notice;  Right to Defend.  Promptly after receipt by
an indemnified party under this Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, deliver to the indemnifying party a written notice of the commencement thereof. The indemnifying party shall have the right to participate in and, if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Agreement only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Agreement.

                         d. Contribution. If the indemnification provided for in
this Agreement is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder shall be obligated to contribute pursuant to the Agreement shall be limited to an amount equal to the proceeds to such Holder of the Registerable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registerable Securities).

                         e. Survival of Indemnity.  The indemnification provided
by this Agreement shall be a continuing right to indemnification and shall survive the registration and sale of any Registerable Securities by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

                  9. Limitation on Other Registration Rights. Except as otherwise allowed by this Agreement, the Company shall not, without the prior written consent of the Holders of Registerable Securities representing a majority thereof held by all the Holders, file any registration statement on behalf of any person (including the Company) other than a Holder during any period when the Company is not in compliance with this Agreement.

                  10. Remedies.

                         a. Time is of Essence.  The Company agrees that time is
of the essence of each of the covenants contained herein and that, in the event of a dispute hereunder, this Agreement is to be interpreted and construed in a manner that will enable the Holders to sell their Registerable Securities as quickly as possible after such Holders have indicated to the Company that they desire their Registerable Securities to be registered. Any delay on the part of the Company not expressly permitted under this Agreement, whether material or not, shall be deemed a material breach of this Agreement.

                         b.  Remedies   Upon  Default  or  Delay.   The  Company
acknowledges the breach of any part of this Agreement may cause irreparable harm to a Holder and that monetary damages alone may be inadequate. The Company therefore agrees that the Holder shall be entitled to injunctive relief or such other applicable remedy as a court of competent jurisdiction may provide. Nothing contained herein will be construed to limit a Holder's right to any remedies at law, including recovery of damages for breach of any part of this Agreement.

                  11. Notices.

                         a. All communications  under this Agreement shall be in
writing and shall be mailed by first class mail, postage prepaid, or telegraphed or telexed with confirmation of receipt or delivered by hand or by overnight delivery service,

                        b. If to the Company, at:

                           Augment Systems Incorporated
                           2 Robbins Road
                           Westford, Massachusetts 01886
                           Attention: Lorrin Gale, President

                           with a copy to:

                           Warner & Stackpole
                           75 State Street
                           Boston, Massachusetts 02109
                           Attention:  Michael A. Hickey, Esq.

                           If  to   Rickel & Associates, Inc., at:

                           875 Third Avenue
                           New York, New York 10022
                           Attention: Elliot J. Smith

                           with a copy to:

                           Schneck Weltman Hashmall & Mischel LLP
                           1285 Avenue of the Americas
                           New York, New York 10019
                           Attention:  Felice F. Mischel, Esq.

                         or at such other address as may be furnished in writing
to the Holders of Registerable Securities at the time outstanding, or

                         c. if to any Holder of any Registerable Securities,  to
the address of such Holder as it appears in the stock or warrant ledger of the Company.

                         d. Any notice so  addressed,  when mailed by registered
or certified mail shall be deemed to be given three days after so mailed, when telegraphed or telexed shall be deemed to be given when transmitted, or when delivered by hand or overnight shall be deemed to be given when delivered.

                  12. Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and each of the Holders.

                  13. Amendment and Waiver. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the written consent of the Company and the Holders of securities representing a majority of the Registerable Securities; provided, however, that no such amendment or waiver shall take away any registration right of any Holder of Registerable Securities or reduce the amount of reimbursable costs to any Holder of Registerable Securities in connection with any registration hereunder without the consent of such Holder; further provided, however, that without the consent of any other Holder of Registerable Securities, any Holder may from time to time enter into one or more agreements amending, modifying or waiving the provisions of this Agreement if such action does not adversely affect the rights or interest of any other Holder of Registerable Securities. No delay on the part of any party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any party of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

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                  14.  Counterparts.  One or more counterparts of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and same instrument.

                  15. Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York, without giving effect to conflicts of law principles.

                  16. Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

                  17.   Headings.   The  headings  in  this  Agreement  are  for
convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

                         IN  WITNESS   WHEREOF,   the  Company  and  the  Holder
undersigned have executed this Agreement as of the       day of        ,1996.



AUGMENT SYSTEMS INCORPORATED



By:
   ------------------------------                      -------------------------
   Lorrin Gale,                                        Print Name of Holder
   President
                                                       -------------------------
                                                       Signature of Holder

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